Exhibit 99.1

TCI 2 HOLDINGS, LLC et al.

CONSOLIDATED STATEMENT OF CASH FLOWS FOR THE MONTH ENDED FEBRUARY 28, 2010

		Trump									Consolidated
	TER Holdings	Taj Mahal	Trump Plaza	Trump Marina	RJE’s & Elims	Total	TER Dev.	RJE’s & Elims	Total	Elims	TER Holdings	TER Inc.	TER Inc. Elims	Consolidated TER, Inc.
Cash flow from Operating Activities
Net loss	$(5,057)	$(3,879)	$(1,245)	$(2,134)	$—	$(7,258)	$(82)	$—	$(82)	$—	$(12,397)	$2,913	$—	$(9,484)
Record equity in subsidiaries	(7,340)	—	—	—	613,454	613,454	—	—	—	—	—	(12,397)	12,397	—

Net loss as adjusted	(12,397)	(3,879)	(1,245)	(2,134)	613,454	606,196	(82)	—	(82)	—	(12,397)	(9,484)	12,397	(9,484)

Adjustments to reconcile net loss to net cash provided by operating activities
Equity in earning of subsidiaries	7,340	—	—	—	(613,454)	(613,454)	—	—	—	—	—	12,397	(12,397)	—
Non-cash interest accretion on property tax settlement	—	(6)	(42)	(4)	—	(52)	—	—	—	—	(52)	—	—	(52)
Deferred income taxes	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Minority Interest	—	—	—	—	—	—	—	—	—	—	—	(2,913)	—	(2,913)
Depreciation	15	3,182	340	229	—	3,751	—	—	—	—	3,766	—	—	3,766
Amortization	—	86	—	3	—	89	—	—	—	—	89	—	—	89
Provisions for losses on receivables	—	481	138	146	—	765	—	—	—	—	765	—	—	765

Stock based compensation expense	16	—	—	—	—	—	—	—	—	—	16	—	—	16
Valuation Allowance CRDA	—	116	57	42	—	215	—	—	—	—	215	—	—	215

Change in operating assets & liabilities:
Accounts receivable	—	(1,237)	(202)	(2)	—	(1,441)	—	—	—	—	(1,441)	—	—	(1,441)
Inventories	—	151	96	4	—	251	—	—	—	—	251	—	—	251
Other current assets	446	(440)	1,991	(83)	—	1,468	—	—	—	—	1,914	—	—	1,914
Other assets	153	(435)	(165)	(126)	—	(726)	—	—	—	—	(573)	—	—	(573)
Due to Affiliates	34	(1,207)	443	730	—	(34)	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses and other liabilities	2,654	589	(4)	(155)	—	430	82	—	82	—	3,166	—	—	3,166
Accrued interest	4,382	(1,211)	50	47	—	(1,114)	—	—	—	—	3,268	—	—	3,268
Other long-term liabilities	1	—	(66)	(2)	—	(68)	—	—	—	—	(67)	—	—	(67)

Net cash provided by operating activities	2,644	(3,810)	1,391	(1,305)	—	(3,724)	—	—	—	—	(1,080)	—	—	(1,080)

Cash flow from Investing Activities
Purchases of PPE	—	(295)	(48)	(51)	—	(394)	—	—	—	—	(394)	—	—	(394)

Net cash provided by investing activities	—	(295)	(48)	(51)	—	(394)	—	—	—	—	(394)	—	—	(394)

Cash flows from Financing Activities
Repayment of term loan	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Borrowing (Repayment) - I/C Debt	(2,691)	—	504	2,187	—	2,691	—	—	—	—	—	—	—	—
Repayment of other long-term debt	—	(33)	—	—	—	(33)	—	—	—	—	(33)	—	—	(33)

Net cash provided from financing activities	(2,691)	(33)	504	2,187	—	2,658	—	—	—	—	(33)	—	—	(33)

Net increase in cash and cash equivalents	(47)	(4,138)	1,847	831	—	(1,460)	—	—	—	—	(1,507)	—	—	(1,507)
Cash and cash equivalents at beginning of period	16,868	30,048	13,418	10,167	—	53,633	—	—	—	—	70,501	—	—	70,501

Cash and cash equivalents at end of period	$16,821	$25,910	$15,265	$10,998	$—	$52,173	$—	$—	$—	$—	$68,994	$—	$—	$68,994

Cash Disbursements (in thousands)	$1,057	$25,627	$9,558	$9,182	$0	$44,367	$0	$0	$0	$0	$45,424	$0	$0	$45,424

TCI 2 HOLDINGS, LLC et al.

CONSOLIDATED STATEMENT OF CASH FLOWS FOR THE TWO MONTHS ENDED FEBRUARY 28, 2010

		Trump									Consolidated
	TER Holdings	Taj Mahal	Trump Plaza	Trump Marina	RJE’s & Elims	Total	TER Dev.	RJE’s & Elims	Total	Elims	TER Holdings	TER Inc.	TER Inc. Elims	Consolidated TER, Inc.
Cash flow from Operating Activities
Net loss	$(9,009)	$(7,147)	$(3,611)	$(4,432)	$—	$(15,190)	$(142)	$—	$(142)	$—	$(24,341)	$5,720	$—	$(18,621)
Record equity in subsidiaries	(15,332)				15,332	15,332			—			(24,341)	24,341	—

Net loss as adjusted	(24,341)	(7,147)	(3,611)	(4,432)	15,332	142	(142)	—	(142)	—	(24,341)	(18,621)	24,341	(18,621)

Adjustments to reconcile net loss to net cash provided by operating activities
Equity in earning of subsidiaries	15,332	—	—	—	(15,332)	(15,332)	—	—	—	—		24,341	(24,341)	—
Non-cash interest accretion on property tax settlement	—	(15)	(96)	(10)	—	(121)	—	—	—	—	(121)	—	—	(121)
Noncontrolling Interest	—	—	—	—	—	—	—	—	—	—	—	(5,720)	—	(5,720)
Depreciation	30	6,369	679	460		7,508	—	—	—	—	7,538	—	—	7,538
Amortization	—	170	1	4	—	175	—	—	—	—	175	—	—	175
Provisions for losses on receivables	—	1,001	300	273		1,574	—	—	—	—	1,574	—	—	1,574
Stock based compensation expense	47	—	—	—	—	—	—	—	—	—	47	—	—	47
Valuation Allowance CRDA	—	248	98	91	—	437	—	—	—	—	437	—	—	437

Change in operating assets & liabilities:
Accounts receivable	25	791	71	(201)	—	661	—	—	—	—	686	—	—	686
Inventories	—	397	103	44	—	544	—	—	—	—	544	—	—	544
Other current assets	894	433	2,333	341	—	3,107	—	—	—	—	4,001	—	—	4,001
Other assets	191	419	273	150	—	842	—	—	—	—	1,033	—	—	1,033
Due to Affiliates	10,308	(7,988)	(2,330)	10	—	(10,308)	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses and other liabilities	2,455	2,437	1,067	1,785	—	5,289	142	—	142	—	7,886	—	—	7,886
Accrued interest	7,517	(842)	100	94	—	(648)	—	—	—	—	6,869	—	—	6,869
Other long-term liabilities	—	—	(131)	(3)	—	(134)	—	—	—	—	(134)	—	—	(134)

Net cash provided by (used in) operating activities	12,458	(3,727)	(1,143)	(1,394)	—	(6,264)	—	—	—	—	6,194	—	—	6,194

Cash flow from Investing Activities
Purchases of PPE	—	(466)	(216)	(288)	—	(970)	—	—	—	—	(970)	—	—	(970)
Purchases of CRDA investments	—	(1,250)	(560)	(424)		(2,234)	—	—	—	—	(2,234)	—	—	(2,234)

Net cash provided by (used in) investing activities	—	(1,716)	(776)	(712)	—	(3,204)	—	—	—	—	(3,204)	—	—	(3,204)

Cash flows from Financing Activities
Repayment of term loan	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Borrowing (Repayment) - I/C Debt	(1,474)	—	1,072	402	—	1,474	—	—	—	—	—	—	—	—
Repayment of other long-term debt	—	(60)	(20)	—	—	(80)	—	—	—	—	(80)	—	—	(80)
Contributions from Parent	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	(1,474)	(60)	1,052	402	—	1,394	—	—	—	—	(80)	—	—	(80)

Net increase (decrease) in cash and cash equivalents	10,984	(5,503)	(867)	(1,704)	—	(8,074)	—	—	—	—	2,910	—	—	2,910
Cash and cash equivalents at beginning of period	5,838	31,412	16,132	12,702	—	60,246	—	—	—	—	66,084	—	—	66,084

Cash and cash equivalents at end of period	$16,822	$25,909	$15,265	$10,998	$—	$52,172	$—	$—	$—	$—	$68,994	$—	$—	$68,994

TCI 2 HOLDINGS et al

Consolidating Statement of Operations

For the Month Ended February 28, 2010

MOR-2    Case # 09-13654 (JHW)

(Unaudited)

(Dollars in Thousands)	TRUMP TAJ MAHAL	TRUMP PLAZA	TRUMP MARINA	TER FUNDING	TER DEVELOP	TER HOLDINGS LP	TERH ELIM	TERH CONSOLIDATED	TER INC	TER INC ELIM	TER INC CONSOLIDATED
REVENUES
TABLE GAMES REVENUE	$9,877	$4,521	$2,106	$0	$0	$0	$0	$16,504	$0	$0	$16,504
SLOT REVENUE	16,799	8,817	7,743	0	0	0	0	33,359	0	0	33,359
POKER REVENUE	1,194	0	0	0	0	0	0	1,194	0	0	1,194
KENO WIN	20	0	0	0	0	0	0	20	0	0	20
SIMULCAST REVENUE	56	0	0	0	0	0	0	56	0	0	56

TOTAL GAMING REVENUE	27,946	13,338	9,849	0	0	0	0	51,133	0	0	51,133

ROOMS	3,552	1,488	1,019	0	0	0	0	6,059	0	0	6,059
FOOD & BEVERAGE	3,557	1,397	1,189	0	0	0	0	6,143	0	0	6,143
ENTERTAINMENT	0	86	0	0	0	0	0	86	0	0	86
OTHER	1,276	454	402	0	0	0	0	2,132	0	0	2,132

TOTAL OTHER	8,385	3,425	2,610	—	—	—	—	14,420	—	—	14,420

GROSS REVENUE	36,331	16,763	12,459	0	0	0	0	65,553	0	0	65,553
RFB COMPS	4,829	2,066	1,582	0	0	0	0	8,477	0	0	8,477
COIN	2,795	1,402	1,303	0	0	0	0	5,500	0	0	5,500
CASH COMPS	715	195	11	0	0	0	0	921	0	0	921

TOTAL PROMO ALLOWANCES	8,339	3,663	2,896	0	0	0	0	14,898	0	0	14,898

NET REVENUES	27,992	13,100	9,563	0	0	0	0	50,655	0	0	50,655

EXPENSES
PAYROLL & RELATED	11,256	6,184	5,265	0	0	459	0	23,164	0	0	23,164
COST OF GOODS SOLD	1,487	441	476	0	0	0	0	2,404	0	0	2,404
PROMO EXPENSE	1,731	807	578	0	0	0	0	3,116	0	0	3,116
ADVERTISING	342	155	140	0	0	0	0	637	0	0	637
MARKETING/ENTERTAINMENT	1,134	480	325	0	0	0	0	1,939	0	0	1,939
GAMING TAX & REG FEES	3,043	1,623	1,265	0	0	15	0	5,946	0	0	5,946
PROPERTY TAX, RENT & INSUR	2,936	1,520	1,290	0	0	449	0	6,195	0	0	6,195
UTILITIES	1,674	773	692	0	0	10	0	3,149	0	0	3,149
PROV FOR DOUBTFUL ACCTS	481	138	146	0	0	0	0	765	0	0	765
GEN, ADMIN & OTHER OPER	2,572	1,316	1,038	0	82	3,289	0	8,297	0	0	8,297

TOTAL OPERATING EXPENSES	26,656	13,437	11,215	0	82	4,222	0	55,612	0	0	55,612

GROSS OPERATING PROFIT(LOSS)	1,336	(337)	(1,652)	0	(82)	(4,222)	0	(4,957)	0	0	(4,957)

CRDA EXPENSE	116	57	42	0	0	0	0	215	0	0	215

EBITDA	1,220	(394)	(1,694)	0	(82)	(4,222)	0	(5,172)	0	0	(5,172)

DEPRECIATION & AMORTIZATION	(3,268)	(340)	(232)	0	0	(15)	0	(3,855)	0	0	(3,855)
INTEREST INCOME	24	62	16	0	0	2,266	(2,263)	105	0	0	105
INTEREST EXPENSE	(1,855)	(573)	(224)	0	0	(3,086)	2,263	(3,475)	0	0	(3,475)
OTHER NON-OP INC(EXP)	0	0	0	0	0	0	0	0	0	0	0
PROVISION FOR TAXES	0	0	0	0	0	0	0	0	0	0	0
NON-CONTROLLING INTEREST IN SUBS	0	0	0	0	0	0	0	0	2,913	0	2,913

NET INCOME(LOSS)	($3,879)	($1,245)	($2,134)	$0	($82)	($5,057)	$0	($12,397)	$2,913	$0	($9,484)

TCI 2 HOLDINGS et al

Consolidating Statement of Operations

For the 2 Months Ended February 28, 2010

MOR-2    Case # 09-13654 (JHW)

(Unaudited)

(Dollars in Thousands)	TRUMP TAJ MAHAL	TRUMP PLAZA	TRUMP MARINA	TER FUNDING	TER DEVELOP	TER HOLDINGS LP	TERH ELIM	TERH CONSOLIDATED	TER INC	TER INC ELIM	TER INC CONSOLIDATED
REVENUES
TABLE GAMES REVENUE	$20,846	$9,416	$5,091	$0	$0	$0	$0	$35,353	$0	$0	$35,353
SLOT REVENUE	36,264	18,304	16,570	0	0	0	0	71,138	0	0	71,138
POKER REVENUE	2,707	0	0	0	0	0	0	2,707	0	0	2,707
KENO WIN	34	0	0	0	0	0	0	34	0	0	34
SIMULCAST REVENUE	118	0	0	0	0	0	0	118	0	0	118

TOTAL GAMING REVENUE	59,969	27,720	21,661	0	0	0	0	109,350	0	0	109,350

ROOMS	7,287	3,092	2,081	0	0	0	0	12,460	0	0	12,460
FOOD & BEVERAGE	7,399	2,787	2,427	0	0	0	0	12,613	0	0	12,613
ENTERTAINMENT	0	107	1	0	0	0	0	108	0	0	108
OTHER	2,658	917	809	0	0	0	0	4,384	0	0	4,384

TOTAL OTHER	17,344	6,903	5,318	0	0	0	0	29,565	0	0	29,565

GROSS REVENUE	77,313	34,623	26,979	0	0	0	0	138,915	0	0	138,915

RFB COMPS	10,266	4,247	3,340	0	0	0	0	17,853	0	0	17,853
COIN	6,223	3,077	2,964	0	0	0	0	12,264	0	0	12,264
CASH COMPS	1,462	260	51	0	0	0	0	1,773	0	0	1,773

TOTAL PROMO ALLOWANCES	17,951	7,584	6,355	0	0	0	0	31,890	0	0	31,890

NET REVENUES	59,362	27,039	20,624	0	0	0	0	107,025	0	0	107,025

EXPENSES
PAYROLL & RELATED	24,473	14,170	11,830	0	0	814	0	51,287	0	0	51,287
COST OF GOODS SOLD	2,943	851	985	0	0	0	0	4,779	0	0	4,779
PROMO EXPENSE	3,155	1,733	1,197	0	0	0	0	6,085	0	0	6,085
ADVERTISING	631	303	270	0	0	0	0	1,204	0	0	1,204
MARKETING/ENTERTAINMENT	2,463	885	661	0	0	0	0	4,009	0	0	4,009
GAMING TAX & REG FEES	6,294	3,314	2,721	0	0	15	0	12,344	0	0	12,344
PROPERTY TAX, RENT & INSUR	5,960	2,976	2,485	0	0	883	0	12,304	0	0	12,304
UTILITIES	3,633	1,623	1,451	0	0	18	0	6,725	0	0	6,725
PROV FOR DOUBTFUL ACCTS	1,001	300	273	0	0	0	0	1,574	0	0	1,574
GEN, ADMIN & OTHER OPER	5,364	2,666	2,200	0	142	5,532	0	15,904	0	0	15,904

TOTAL OPERATING EXPENSES	55,917	28,821	24,073	0	142	7,262	0	116,215	0	0	116,215

GROSS OPERATING PROFIT	3,445	(1,782)	(3,449)	0	(142)	(7,262)	0	(9,190)	0	0	(9,190)

CRDA EXPENSE	248	98	91	0	0	0	0	437	0	0	437

EBITDA	3,197	(1,880)	(3,540)	0	(142)	(7,262)	0	(9,627)	0	0	(9,627)

DEPRECIATION & AMORTIZATION	(6,539)	(680)	(464)	0	0	(30)	0	(7,713)	0	0	(7,713)
INTEREST INCOME	29	137	35	0	0	4,785	(4,778)	208	0	0	208
INTEREST EXPENSE	(3,834)	(1,188)	(463)	0	0	(6,502)	4,778	(7,209)	0	0	(7,209)
OTHER NON-OP INC(EXP)	0	0	0	0	0	0	0	0	0	0	0
PROVISION FOR TAXES	0	0	0	0	0	0	0	0	0	0	0
NON-CONTROLLING INTEREST IN SUBS	0	0	0	0	0	0	0	0	5,720	0	5,720

NET INCOME(LOSS)	($7,147)	($3,611)	($4,432)	$0	($142)	($9,009)	$0	($24,341)	$5,720	$0	($18,621)

TCI 2 HOLDINGS et al

Consolidating Balance Sheet

February 28, 2010 and February 16, 2009

MOR-3    Case # 09-13654 (JHW)

(Unaudited)

	TRUMP					TER					February 28, 2010	February 16, 2009
(Dollars in Thousands)	TAJ MAHAL	TRUMP PLAZA	TRUMP MARINA	TER FUNDING	TER DEVELOP	HOLDINGS LP	TERH ELIMINATION	TERH CONSOLIDATED	TER Inc.	TER INC ELIMINATION	TER INC CONSOLIDATED	TER INC CONSOLIDATED
CURRENT ASSETS
CASH & CASH EQUIVALENTS	$25,910	$15,265	$10,998	$0	$0	$16,821	$0	$68,994	$0	$0	$68,994	$71,156
ACCOUNTS RECEIVABLE, NET	18,233	6,355	4,590	0	0	0	0	29,178	0	0	29,178	41,896
ACCOUNTS RECEIVABLE, OTHER	2,764	1,355	1,385	149,370	0	26,719	(176,005)	5,588	0	0	5,588	4,798
PROPERTY TAX RECEIVABLE	476	3,568	343	0	0	0	0	4,387	0	0	4,387	638
INVENTORIES	2,516	1,154	819	0	0	0	0	4,489	0	0	4,489	5,465
PREPAID AND OTHER	7,988	3,967	3,148	0	0	1,760	0	16,863	0	0	16,863	21,200
DEF INCOME TAXES- CURRENT	1,267	62	8	0	0	0	0	1,337	956	0	2,293	13,809

TOTAL CURRENT ASSETS	59,154	31,726	21,291	149,370	0	45,300	(176,005)	130,836	956	0	131,792	158,962
INVESTMENT IN SUBSIDIARIES	0	0	0	0	0	(31,568)	31,568	0	(682,943)	682,943	0	0
NOTES RECEIVABLE	0	0	0	1,248,969	0	1,196,552	(2,445,521)	0	0	0	0	0

PROPERTY & EQUIPMENT
LAND	196,618	9,542	6,239	0	0	1,043	0	213,442	0	0	213,442	398,296
BUILDINGS AND IMPROVEMENTS	900,231	15,532	13,346	0	0	1,645	0	930,754	0	0	930,754	1,264,760
FURNITURE, FIXTURES AND EQUIPMENT	132,909	7,703	4,476	0	0	934	0	146,022	0	0	146,022	220,351
LEASEHOLD IMPROVEMENTS	0	0	1,538	0	0	958	0	2,496	0	0	2,496	6,093
CONSTRUCTION-IN-PROCESS	1,383	167	17	0	100	325	0	1,992	0	0	1,992	4,006

PROPERTY AND EQUIPMENT	1,231,141	32,944	25,616	0	100	4,905	0	1,294,706	0	0	1,294,706	1,893,506
ACCUMULATED DEPRECIATION	(162,418)	(2,169)	(1,333)	0	0	(1,616)	0	(167,536)	0	0	(167,536)	(189,889)

PROPERTY AND EQUIPMENT, NET	1,068,723	30,775	24,283	0	100	3,289	0	1,127,170	0	0	1,127,170	1,703,617
RESTRICTED CASH	0	0	0	0	0	0	0	0	0	0	0	2,807
DEFERRED FINANCE COSTS, NET	0	0	0	0	0	0	0	0	0	0	0	14,533
INTANGIBLE ASSETS, NET	34,929	16	0	0	0	0	0	34,945	0	0	34,945	56,488
RE TAX RECEIVABLE-L/T	1,104	6,966	797	0	0	0	0	8,867	0	0	8,867	15,863
CRDA INVESTMENTS	29,587	16,787	12,287	0	0	0	0	58,661	0	0	58,661	57,464
OTHER ASSETS, NET	4,898	1,906	2,567	0	0	15,921	0	25,292	0	0	25,292	25,630

TOTAL ASSETS	$1,198,395	$88,176	$61,225	$1,398,339	$100	$1,229,494	$(2,589,958)	$1,385,771	$(681,987)	$682,943	$1,386,727	$2,035,364

TCI 2 HOLDINGS et al

Consolidating Balance Sheet

February 28, 2010 and February 16, 2009

MOR-3    Case # 09-13654 (JHW)

(Unaudited)

	TRUMP					TER					February 28, 2010	February 16, 2009
(Dollars in Thousands)	TAJ MAHAL	TRUMP PLAZA	TRUMP MARINA	TER FUNDING	TER DEVELOP	HOLDINGS LP	TERH ELIMINATION	TERH CONSOLIDATED	TER Inc.	TER INC ELIMINATION	TER INC CONSOLIDATED	TER INC CONSOLIDATED
CURRENT LIABILITIES
ACCOUNTS PAYABLE	$13,333	$4,812	$4,244	$0	$242	$18,326	$0	$40,957	$0	$0	$40,957	$32,640
ACCRUED PAYROLL	12,791	6,411	5,594	0	0	708	0	25,504	0	0	25,504	24,234
INCOME TAXES PAYABLE	3,470	2,384	2,011	0	0	483	0	8,348	0	0	8,348	8,248
ACCRUED INTEREST PAYABLE	31,874	3,238	2,844	149,370	0	156,339	(176,005)	167,660	0	0	167,660	91,524
DUE TO AFFILIATES	(3,725)	1,669	1,679	0	0	377	0	0	0	0	0	0
SELF INSURANCE RESERVES	8,213	5,462	3,897	0	0	0	0	17,572	0	0	17,572	14,717
ACCRUED PARTNER DISTRIBUTIONS	0	0	0	0	0	1,020	0	1,020	0	0	1,020	0
OTHER ACCRUED LIABILITIES	5,983	4,797	3,299	0	0	1,426	0	15,505	0	0	15,505	12,744
OTHER CURRENT LIABILITIES	6,742	5,081	2,945	0	0	34	0	14,802	0	0	14,802	31,928
SENIOR NOTES	564,327	287,153	0	1,248,969	0	1,248,969	(2,100,449)	1,248,969	0	0	1,248,969	1,248,969
CURRENT MATURTIES - LONG-TERM DEBT	373	298	0	0	0	483,833	0	484,504	0	0	484,504	489,032

TOTAL CURRENT LIABILITIES	643,381	321,305	26,513	1,398,339	242	1,911,515	(2,276,454)	2,024,841	0	0	2,024,841	1,954,036

INTERCOMPANY DEBT	250,000	68,744	26,328	0	0	0	(345,072)	0	0	0	0	0
OTHER L/T DEBT	6,149	331	0	0	0	0	0	6,480	0	0	6,480	5,826

TOTAL LONG-TERM DEBT	256,149	69,075	26,328	0	0	0	(345,072)	6,480	0	0	6,480	5,826
DEFERRED INCOME TAXES	13,468	62	8	0	0	0	0	13,538	33,985	0	47,523	67,364
INCOME TAXES-L/T	5,816	3,357	2,939	0	0	697	0	12,809	0	0	12,809	12,809
OTHER LONG-TERM LIABILITIES	0	10,809	12	0	0	225	0	11,046	0	0	11,046	14,184

TOTAL LIABILITIES	918,814	404,608	55,800	1,398,339	242	1,912,437	(2,621,526)	2,068,714	33,985	0	2,102,699	2,054,219

STOCKHOLDERS’ EQUITY
COMMON STOCK	0	0	0	0	0	0	0	0	31	0	31	32
NON-CONTROLLING INTEREST	0	0	0	0	0	0	0	0	(165,348)	0	(165,348)	683
CAPITAL IN EXCESS OF PAR	371,611	146,331	422,272	0	11,661	605,361	(951,875)	605,361	467,823	(605,361)	467,823	466,835
RETAINED EARNINGS (DEFICIT)	(92,030)	(462,763)	(416,847)	0	(11,803)	(1,288,304)	983,443	(1,288,304)	(1,018,478)	1,288,304	(1,018,478)	(486,405)

EQUITY (DEFICIT)	279,581	(316,432)	5,425	0	(142)	(682,943)	31,568	(682,943)	(715,972)	682,943	(715,972)	(18,855)

TOTAL LIABILITIES AND EQUITY (DEFICIT)	$1,198,395	$88,176	$61,225	$1,398,339	$100	$1,229,494	$(2,589,958)	$1,385,771	$(681,987)	$682,943	$1,386,727	$2,035,364

TCI 2 HOLDINGS, LLC et al.

CONSOLIDATING STATEMENT OF ACCOUNTS PAYABLE AGING - FORM MOR-4

AS OF FEBRUARY 28, 2010

(Unaudited)

($ in Thousands)	0 - 30 Days	31 - 60 Days	61 - 90 Days	91 - 120 Days	Over 120 Days	Total
TER Holdings, LP	$2,980	$2,508	$1,412	$1,464	$9,962	$18,326
Trump Taj Mahal	10,052	1,231	652	90	1,308	13,333
Trump Plaza	4,057	238	111	(27)	433	4,812
Trump Marina	3,295	358	59	(31)	563	4,244
TER Development	65	67	60	50	0	242

Total	$20,449	$4,402	$2,294	$1,546	$12,266	$40,957

TCI 2 HOLDINGS, LLC et al.

CONSOLIDATING STATEMENT OF ACCOUNTS RECEIVABLE AGING - FORM MOR-5

AS OF FEBRUARY 28, 2010

(Unaudited)

($ in Thousands)	0 - 30 Days	31 - 60 Days	61 - 90 Days	Over 90 Days	Allowance for Doubtful Accounts	Total
TER Holdings, LP		$15		$69		$84
Trump Taj Mahal	12,649	2,041	2,972	36,032	(32,221)	21,473
Trump Plaza	4,846	678	735	11,117	(6,098)	11,278
Trump Marina	3,060	499	95	6,958	(4,294)	6,318

Total	$20,555	$3,233	$3,802	$54,176	($42,613)	$39,153